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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 2-82510




             SUPPLEMENT DATED AUGUST 21, 2002 TO THE PROSPECTUS OF
           MORGAN STANLEY VARIABLE INVESTMENT SERIES-CLASS Y SHARES
                               DATED MAY 1, 2002



The subsection of the Prospectus pertaining to the Capital Growth Portfolio in the section of the Prospectus titled "THE PORTFOLIOS" is hereby supplemented by the following:


      On August 20, 2002, the shareholders of the Capital Growth Portfolio approved a Plan of Liquidation and Dissolution pursuant to which the assets of the Portfolio will be liquidated and the proceeds, net of expenses, will be distributed to shareholders. Contract owners who have not transferred their contract values out of the Portfolio by the date of the liquidation (anticipated to take place on or about August 23, 2002) will have their contract values invested in shares of the Portfolio automatically transferred to the variable account that invests in the Money Market Portfolio of the Fund.

      Effective August 20, 2002, shares of the Capital Growth Portfolio are no longer offered for new investments.